Exhibit 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of August 5, 2009, by and among BREEZE-EASTERN CORPORATION, a Delaware corporation (the “Company”), each of the other Loan Parties under the Credit Agreement (as hereinafter defined), the LENDERS (as defined under the Credit Agreement) parties hereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (the “Agent”).
WITNESSETH:
     WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of August 28, 2008 (the “Credit Agreement”);
     WHEREAS, the parties hereto desire to amend the Credit Agreement and related Security Agreement as provided herein.
     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1. DEFINED TERMS. Capitalized terms used herein unless otherwise defined herein have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.
2. AMENDMENTS.
     (a) The proviso at the end of the definition of “Fixed Charges” in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “provided, however, that for all periods of measurement from and after the Closing Date, “Fixed Charges” shall exclude one-time capital expenditures of up to $5,500,000.00 in the aggregate related to moving Borrower’s headquarters which are described in the attached Schedule 1.1(C) and are, upon request by the Administrative Agent, supported by invoices.”
     (b) Schedule 1.1(C) attached to this Amendment shall become, as of the date hereof, Schedule 1.1(C) of the Credit Agreement.
     (c) The following Schedules to the Credit Agreement shall hereby be replaced by the corresponding Schedules attached hereto: (i) Schedule 6.1.1 [Qualifications to Do Business], (ii) Schedule 6.1.2 [Subsidiaries and Equity Interests]; (iii) Schedule 6.1.14 [Environmental Disclosures]; and (iv) Schedule 8.2.7 [Permitted Dispositions].
     (d) The following portions of Schedules to the Security Agreement shall be replaced by the corresponding portions of Schedules attached hereto: (i) Schedule A, Paragraph 7 – see attached updated list of bailee locations; and (ii) Schedule A, Paragraph 9 – see attached updated list of domain names.

3. CONDITIONS TO THE EFFECTIVENESS OF THIS AMENDMENT.
     This Amendment shall be effective when (a) it has been signed and delivered by the Loan Parties, the Required Lenders and the Agent, (b) the representations and warranties of the Loan Parties in Section 4 hereof shall be true and correct in all respects which are material (whether material to the representation or warranty itself, taken as a whole, or otherwise material), (c) the Borrower has paid to the Agent any fees owing upon execution of this Amendment, and (d) the Borrower has paid and/or reimbursed the Agent for all of its fees and expenses incurred in connection with the preparation and negotiation of this Amendment (including without limitation the reasonable fees and expenses of counsel).
4. REPRESENTATIONS AND WARRANTIES.
     The Loan Parties hereby represent and warrant to the Agent and the Lenders that (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all respects which are material (whether material to the representation or warranty itself, taken as a whole, or otherwise material) on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date, (b) the Loan Parties are in material compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the other Loan Documents and there exists no Event of Default or Potential Default, and (c) all of the terms and conditions, provisions and covenants in the Credit Agreement, the Loan Documents and all other documents delivered to the Lenders and the Agent in connection with any of the foregoing documents and obligations secured thereby are in full force and effect, are hereby ratified and confirmed and remain unaltered, except as expressly modified by this Amendment. This Amendment has been duly executed by an authorized officer of each Loan Party. The execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation or organization, bylaws, operating agreement or other agreement governing or binding upon any of the Loan Parties or any of their property. Each Loan Party is in good standing in its jurisdiction of organization.
5. FORCE AND EFFECT.
     Each of the parties hereto reconfirms and ratifies the Credit Agreement and all other documents executed by such parties in connection therewith, and confirms that all such documents remain in full force and effect since the date of their execution, except to the extent modified by this Amendment.
6. GOVERNING LAW.
     This Amendment shall be deemed to be a contract under the Laws of the State of New Jersey and for all purposes shall be governed by and construed and enforced in accordance with the internal Laws of the State of New Jersey without regard to its conflict of Laws principles.

7. COUNTERPARTS.
     This Amendment may be signed by telecopy or original in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE 1 OF 4 TO
FIRST AMENDMENT TO CREDIT AGREEMENT]
     IN WITNESS WHEREOF, the parties have executed this instrument under seal as of the day and year first above written.

BREEZE-EASTERN CORPORATION
By:	/s/ Joseph F. Spanier
	Name:	Joseph F. Spanier
	Title:	EVP, CFO & Treasurer

TT CONNECTICUT CORPORATION
By:	/s/ Joseph F. Spanier
	Name:	Joseph F. Spanier
	Title:	VP

RETAINERS, INC.
By:	/s/ Joseph F. Spanier
	Name:	Joseph F. Spanier
	Title:	VP

TRANSTECHNOLOGY INTERNATIONAL CORPORATION, a Delaware corporation
By:	/s/ Joseph F. Spanier
	Name:	Joseph F. Spanier
	Title:	VP

[SIGNATURE PAGE 2 OF 4 TO
FIRST AMENDMENT TO CREDIT AGREEMENT]

RANCHO TRANSTECHNOLOGY CORPORATION
By:	/s/ Joseph F. Spanier
	Name:	Joseph F. Spanier
	Title:	VP

TTERUSA, INC.
By:	/s/ Joseph F. Spanier
	Name:	Joseph F. Spanier
	Title:	VP

SSP INDUSTRIES
By:	/s/ Joseph F. Spanier
	Name:	Joseph F. Spanier
	Title:	VP

[SIGNATURE PAGE 3 OF 4 TO
FIRST AMENDMENT TO CREDIT AGREEMENT]

LENDERS AND AGENT: PNC BANK, NATIONAL ASSOCIATION, individually and as Agent
By:	/s/ Sharon Landgraf
	Name:	Sharon Landgraf
	Title:	Vice President

[SIGNATURE PAGE 4 OF 4 TO
FIRST AMENDMENT TO CREDIT AGREEMENT]

T.D. BANK, N.A., as a Lender
By:	/s/ Craig A. Pasko
	Name:	Craig A. Pasko
	Title:	Vice President

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